SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 October 26, 1998

ADVANTA Mortgage Loan Trust 1998-3

New York                          333-37107-02                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(619) 674-1800



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the September, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-3
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                Exhibit No.                     Exhibit

                             1. Monthly Report for the September, 1998 Monthly
                                Period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1998-3, Class A issued by the ADVANTA Mortgage Loan
                                Trust 1998-3.


                                                EXHIBIT INDEX

Exhibit

       1.       Monthly Report for the September, 1998 Monthly
                Period relating to the Mortgage Loan Asset-Backed
                Certificates, Series 1998-3, Class A issued by the ADVANTA Mortgage Loan Trust 1998-3.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-3

BY:             ADVANTA Mortgage Corp., USA




BY:             /s/ William P. Garland
                William P. Garland
                Senior Vice President
                Loan Service Administration



October 30, 1998

                                                EXHIBIT 1


                ADVANTA Mortgage Loan Trust 1998-3

                           Statement to Certificateholders

                Original        Prior
                Face            Principal
Class           Value           Balance         Interest        Principal      Total
A-1                 500,000,000.    500,000,000.        2,712,18      1,813,146        4,525,333.69
A-2                 500,000,000.    500,000,000.        2,744,27      2,500,460        5,244,730.96
RS                                                         332,9                          332,970.31

Totals            1,000,000,000.  1,000,000,000.        5,789,42      4,313,606      10,103,034.96

                                                Current         Pass-Through
                Realized        Deferred        Principal       Rates
Class           Losses          Interest        Balance         Current        Next
A-1                                                 498,186,853.      5.917500%       5.542600%
A-2                                                 497,499,539.      5.987500%       5.612500%
RS                                                                    0.000000%       0.000000%

Totals                                              995,686,393.68

                                Prior                                                          Current
                                Principal                                                      Principal
Class           CUSIP           Balance         Interest        Principal      Total           Balance
A-1                00755WGA8                1000        5.424375       3.626292        9.050667     996.373708
A-2                00755WGB6                1000        5.488642        5.00092       10.489562      994.99908
RS                  AM980103                   0         0.33297              0         0.33297              0

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      REO             Foreclosure
Group 1         Principal Balanc        4,634,76           278,1
                % of Pool Balanc        1.17032%        0.07023%       0.00000%        0.00000%       0.00000%
                Number of Loans               56               4              0               0              0
                % of Loans              1.41808%        0.10129%       0.00000%        0.00000%       0.00000%
Group 2         Principal Balanc        5,502,06           492,0
                % of Pool Balanc        1.10340%        0.09869%       0.00000%        0.00000%       0.00000%
                Number of Loans              107              11              0               0              0
                % of Loans              1.41534%        0.14660%       0.00000%        0.00000%       0.00000%

                                                Loans in Bankrup       Group 1            215,715.51
                                                                       Group 2             42,741.10
                                                                                          258,456.61

General Mortgage Loan Information:
                                                                    Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          397,169,452.    500,000,023.   897,169,475.
Principal Reduction                                                   1,144,625        1,355,11      2,499,745
Ending Aggregate Mortgage Loan Balance                             396,024,826.    498,644,903.   894,669,729.

Beginning Aggregate Mortgage Loan Count                                    3963            7580          11543
Ending Aggregate Mortgage Loan Count                                       3949            7560          11509

Current Weighted Average Coupon Rate                                 10.052403%       9.959368%     10.000664%
Next Weighted Average Coupon Rate                                    10.051838%       9.957528%      9.999275%

Mortgage Loan Principal Reduction Information:
                                                                    Group I        Group II         Total
Scheduled Principal                                                      126,79           406,9         533,77
Curtailments                                                               (3,2                           (4,1
Prepayments                                                           1,021,055           949,0      1,970,088
Repurchases/Substitutions
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                             1,144,625        1,355,11      2,499,745

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             165,48           208,3         373,82
Less: Amounts to Cover Interest Shortfalls
Less: Delinquent Service Fees                                              19,9            27,7           47,7
Collected Servicing Fees for Current Period:                             145,52           180,5         326,07

Advanced Principal                                                          4,9            26,6           31,5
Advanced Interest                                                        398,30           569,8         968,17

                                Other           Subordination
                Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
                Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class           Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                        828,0             (1,
A-2                     1,141,99             (2,
RS


Total                   1,970,08             (4,

                                                     Prior                                         Current
                     Has a           Senior        Overcolla-    Subordination  Subordination    Overcolla-
                 Trigger Event    Enhancement     Teralization     Increase        Increase     Teralization
                    Occurred       Percentage        Amount         Amount       Distributed       Amount
Group I               N/A             N/A          (102,830,547.         271,40           397,1  (102,162,026.
Group II               NO             N/A                                              1,145,34      1,145,363

Total                                              (102,830,524.         271,40        1,542,45  (101,016,662.


                     Target
                 Overcollateralization
                     Amount
Group I            26,289,224.05
Group II           17,750,000.82

Total              44,039,224.87






                                                                Group I        Group II        Total
Insured Payment                                                            0.00            N/A            0.00
Pool Rolling six month delinquency rate                                    N/A             N/A            N/A
Pool Cumulative 12 months loss ratio - average balance                     N/A             N/A            N/A
Pool Cumulative 12 months loss ratio - current balance                    0.00%           0.00%          0.00%
60+ day Delinquent loans (excluding f/c, reo & bankruptcy)           278,124.10      492,087.83     770,211.93
Book Value of REO loans                                                    0.00            0.00           0.00


TOTAL AVAILABLE FUNDS:
                Current Interest Collected:                           6,460,897.50

                Principal Collected:                                  2,468,146.18

                Insurance Proceeds Received:                                          -

                Net Liquidation Proceeds:                                             -

                Delinquency Advances on Mortgage Interest:               968,179.72

                Delinquency Advances on Mortgage Principal                 31,599.67

                Substitution Amounts:                                                 -

                Trust Termination Proceeds:                                           -

                Investment Earnings on Certificate Account:                 9,007.29

                Capitalized Interest Requirement:                        271,405.00

                Investment Earnings on Pre-Funding Account            332970.31

                Pre-Funding Account:                                                  -

                Sum of the Above Amounts:                                            10,542,205.67

LESS:

                Servicing Fees (including PPIS):                         326,071.20

                Dealer Reserve:                                                       -

                Trustee Fees:                                               5,233.49

                Insurance Premiums:                                      107,866.03

                Reimbursement of Delinquency Advances:                                -

                Reimbursements of Servicing Advances:                                 -

                Total Reductions to Available Funds Amount:                               439,170.72

                Total Available Funds:                                                             10,103,034.